                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 5, 1998



                           AMERICAN HOMEPATIENT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     DELAWARE                     0-19532                        62-1474680
  (STATE OF OTHER               (COMMISSION                   (I.R.S. EMPLOYER
  JURISDICTION OF                FILE NUMBER)                 IDENTIFICATION
  INCORPORATION)                                              NUMBER)



             5200 MARYLAND WAY, SUITE 400 BRENTWOOD, TENNESSEE 37027
             -------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (615) 221-8884
                            ------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
                            ------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                          IF CHANGED SINCE LAST REPORT)




  ---------------------------------------------------------------------------
                             EXHIBIT INDEX ON PAGE 4




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The Registrant reports the following acquisition to inform its security holders:

         Pursuant to a Stock Purchase Agreement, the Registrant's wholly owned subsidiary, American HomePatient, Inc., a Tennessee corporation (the "Subsidiary"), consummated on February 5, 1998, through arm's-length negotiations, the acquisition of the stock of National Medical Systems, Inc. ("NMS"), an Arkansas corporation. The stock was sold by James G. Mosley, his sons James S. Mosley and William Kent Mosley, and certain affiliated limited partnerships and trusts. The acquisition will be accounted for as a purchase. The purchase price was approximately $35,350,000.00 consisting of $1,000,000.00 by promissory note, approximately $17,785,000.00 by satisfaction or assumption of outstanding debt obligations, and the remainder in cash. The cash portion of the purchase price was funded through an existing credit facility with a consortium of financial institutions headed by Bankers Trust Company.

         NMS had operated a home health care business in Arkansas, Oklahoma and Texas, and the Registrant, through its subsidiary, intends to use the acquired assets to continue to operate the home health business.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) and (b) FINANCIAL STATEMENTS. It is impracticable to provide the required financial statements of the acquired business described in
Item 2 and pro forma financial information at this time. Such information will be filed within the prescribed time frame.

                  (c) EXHIBITS. The exhibits filed as part of this Report are listed in the Index to Exhibits immediately following the signature page.



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                AMERICAN HOMEPATIENT, INC.



                                By:    /s/ Mary Ellen Rodgers
                                       ----------------------------------------
                                Name:  Mary Ellen Rodgers

                                Title: Principal Financial and Chief Accounting
                                       Officer, Senior Vice President

Date: February 17, 1998


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

                                  EXHIBIT INDEX


EXHIBIT NO.
2.1             Stock Purchase Agreement dated December 23, 1997 among
                National Medical Systems, Inc., its stockholders named therein, and American HomePatient, Inc.
2.2             Amendment to Stock Purchase Agreement dated February 5,
                1998 among National Medical Systems, Inc., its stockholders named therein, and American HomePatient, Inc.



A Copy of the exhibit index to the Stock Purchase Agreement has been included. The exhibits themselves have been omitted, but Registrant shall furnish supplementally a copy of any omitted exhibit to the Commission upon request.



Exhibit           Document
-------           --------
A                 Type of services and products provided by the Company
1.2               Allocation of Purchase Price to Sellers
1.2(1)            Cash Purchase Price
1.2(2)            Form of Purchase Price Note
1.2(3)            Creditors to be paid as part of Purchase Price
1.4               Excluded Payables and Receivables
2.1               Adjustments to reflect distribution of income and liabilities
3.1               Qualification to do business in Texas, Oklahoma and Missouri
3.4               Financial Statements
3.5               Exceptions to Operations
3.6               Litigation
3.7(1)            Licenses and Permits; Licensure Surveys; Deficiency Reports;
                  Plans of Correction; List of Regulatory Bodies
3.7(4)            JCAHO Accreditation
3.8(2)            Notice of offsets, appeals, decertification; loss of waiver of liability; etc.
3.9(1)A           Leasehold Estates
3.9(1)B           Equipment and Furnishings, including vehicles
3.9(1)C           Bank Accounts
3.9(1)D           Excluded Contracts and Leasehold Rights
3.(9)7            Intellectual Property
3.10              List and Copies/Summaries of Leases and Contracts, including summaries of oral contracts
3.11              Exceptions to environmental representations
3.12              Exceptions to no special assessments
3.13              Employee Information
3.13(3)           Form of Key Employee Agreement
3.14              Employee Benefit Plans
3.15              Insurance; Summary of Coverage; Pending Claims
3.16              Conflicts of Interest
5.14              Reserve Adjustments
8.3               Form of Opinion of Counsel for the Company and Shareholders
9.4               Form of Opinion of Counsel for Buyer
